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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 12, 2002



                           BIOTRANSPLANT INCORPORATED
                           --------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                     000-28324                04-3119555
-------------------------------  ------------------------    -------------------
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)


     Building 75, Third Avenue
       Charlestown Navy Yard
          Charlestown, MA                                  02129
-------------------------------------        -----------------------------------
  (Address of principal executive                        (Zip Code)
              offices)


       Registrant's telephone number, including area code: (617) 241-5200

                                       N/A
     -----------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
            ----------------------------------------------

         On April 12, 2002, BioTransplant Incorporated (the "Company") dismissed Arthur Andersen LLP ("AA") as the Company's independent certifying accountants. The dismissal of AA was recommended by the Audit Committee of the Company's Board of Directors and approved by the Company's Board of Directors. The reports of AA on the Company's consolidated financial statements for fiscal years 2001 and 2000 contained no adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During fiscal years 2001 and 2000 and through April 12, 2002, there were no disagreements between the Company and AA on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of AA, would have caused AA to make reference to the subject matter of the disagreements in connection with its report on the Company's consolidated financial statements for such years.

         The Company has requested that AA furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not AA agrees with the above statements. A copy of such letter, dated April 12, 2002, is attached as
Exhibit 16 to this Current Report on Form 8-K.

         On April 12, 2002, the Company engaged Ernst & Young LLP ("E&Y") as its independent certifying accountants for the fiscal year ending December 31, 2002. The appointment of E&Y was recommended by the Audit Committee of the Company's Board of Directors and approved by the Company's Board of Directors.

         During fiscal years 2001 and 2000 and through April 12, 2002, the Company did not consult with E&Y regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any matter that was the subject of a disagreement with AA or reportable event pursuant to Item 304(a)(1)(v) of Regulation S-K of the Securities Exchange Act of 1934.



Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
            -------------------------------------------------------------------

         (c)      Exhibits.

         Exhibit 16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 12, 2002.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 12, 2002             BIOTRANSPLANT INCORPORATED

                                    By:  /s/ Richard V. Capasso
                                         -----------------------------------
                                         Richard V. Capasso
                                         Vice President, Finance and Treasurer



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                                  EXHIBIT INDEX


Exhibit
  No.             Description
--------          -----------
  16              Letter from Arthur Andersen LLP to the Securities and Exchange
                  Commission dated April 12, 2002.